EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the PNMAC Mortgage Opportunity Fund, LLC, do hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the PNMAC Mortgage Opportunity Fund, LLC for the year ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the PNMAC Mortgage Opportunity Fund, LLC for the stated period.

/s/ Stanford L. Kurland Stanford L. Kurland CEO, PNMAC Mortgage Opportunity Fund, LLC	/s/ David A. Spector David A. Spector CFO, PNMAC Mortgage Opportunity Fund, LLC

Dated: March 10, 2009

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the PNMAC Mortgage Opportunity Fund, LLC for purposes of Section 18 of the Securities Exchange Act of 1934.